                                                                    Exhibit 99.2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                    TRUSTEE

                                MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

DTI DISTRIBUTION             DTI <10.00                 %                  0.319
                             DTI 10.00-19.99            %                   2.02
                             DTI 20.00-29.99            %                  8.503
                             DTI 30.00-39.99            %                 27.343
                             DTI 40.00-49.99            %                 50.652
                             DTI 50.00-59.99            %                 11.077
                             DTI 60.00-69.99            %                  0.087

    BALANCE          # OF LOANS       WAC     WA FICO   WA LTV   OWNER OCC %   CASHOUT REFI%      FULL DOC%
$600,000-650,000             34      6.422       671     80.72          100             59.14         55.93
$650,001-700,000              4      6.165       654     83.31          100             49.74           100
$700,001-750,000             11      6.165       652     81.72          100             45.41         63.19
$751,001-800,000              3      5.853       652     75.07          100               100         67.87
$800,001-850,000              3      6.237       691     84.91          100               100           100
$850,001-900,000
$900,001-950,000
$950,001-1,000,000
>$1,000,000

                      WA IO   NUMBER OF     LOAN      AVG. LOAN    % OF     WA    WA     % OWNER     %        WA    % FULL  % SECOND
   PRODUCT TYPE       TERM     LOANS       BALANCE     BALANCE   TOTAL IO  FICO   LTV    OCCUPIED  PURCHASE  DTI      DOC     LIENS
2/28 ARM 24 MONTH IO    na
2/28 ARM 60 MONTH IO    60      690.00   219,845,639   318,617    100.00    663  81.643    97.79    58.383   39.563  54.390    0.000
3/27 ARM 36 MONTH IO    na
3/27 ARM 60 MONTH IO    60        1.00       348,696   348,696    100.00    582      80   100.00   100.000   40.000   0.000    0.000
5/25 ARM 60 MONTH IO    60       59.00    17,538,362   297,260    100.00    664  79.877    96.66    42.673   36.303  52.667    0.000
30 FIXED                 0      293.00    48,247,759   164,668      0.00    643  79.158    93.89    23.526   40.355  59.697    1.086
15 FIXED                 0    1,483.00    90,570,744    61,073      0.00    660  97.966    97.00    74.500   40.823  42.857   94.261
OTHER                    0    1,906.00   403,882,579   211,901      0.00    631  80.699    92.88    49.282   41.251  43.327    0.000
                        --    --------   -----------   -------      ----    ---  ------    -----    ------   ------  ------   ------
TOTALS:                 60    4,432.00   780,433,779   176,091     30.46    645  82.855    94.89    53.054   40.559  47.591   11.006
                        ==    ========   ===========   =======     =====    ===  ======    =====    ======   ======  ======   ======

PRODUCT TYPE   %1.000-1.499  %1.500-1.999 %2.000-2.499  %2.500-2.999 %3.000-3.499 %3.500-3.99 %4.000-4.499 %4.500-4.999 %5.000-5.499
2/28 ARM
 24 MONTH IO
2/28 ARM
 36 MONTH IO
2/28 ARM
 60 MONTH IO    5,007,677        260,000           -     213,705,814           -          -           -             -         -
2/28 ARM
 120 MONTH IO
3/27 ARM
 24 MONTH IO
3/27 ARM
 36 MONTH IO
3/27 ARM
 60 MONTH IO            -              -           -         348,696           -          -           -             -         -
5/25 ARM
 60 MONTH IO      513,400        388,000           -       1,589,250           -          -           -    14,665,312         -
  30 FIXED
  15 FIXED
   OTHER      109,679,990        411,015           -     287,927,540           -    178,356           -             -         -
              -----------   ------------   ---------   -------------   ---------  ---------   ---------   -----------  --------
              115,201,066      1,059,015           -     503,571,300           -    178,356           -    14,665,312         -
              ===========   ============   =========   =============   =========  =========   =========   ===========  ========

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.